ANDINA ACQUISITION CORP. II
ANNOUNCES AGREEMENT TO ACQUIRE
LAZYDAYS R.V. CENTER, INC.

INVESTOR CONFERENCE CALL SCHEDULED FOR
WEDNESDAY, NOVEMBER 1, AT 11:00 AM ET

NEW YORK and TAMPA, October 27, 2017 / PRNewswire/ — Andina Acquisition Corp. II (“Andina”) (NASDAQ: ANDAU, ANDA, ANDAR, ANDAW), a special purpose acquisition company formed for the purpose of effecting a merger, acquisition or similar business combination, announced today that it has entered into a definitive agreement to acquire Tampa-based Lazydays R.V. Center, Inc. and its affiliates (“Lazydays” or the “Company”) from private investment funds managed by Wayzata Investment Partners LLC (“Wayzata) and other minority shareholders (collectively, the “Seller Group”). Total consideration to be paid to the Seller Group for its interests in the Company will consist of $85 million in cash and approximately 2.9 million common shares of the combined company. Lazydays’ Revenue and Adjusted EBITDA for the fiscal year ended December 31, 2016 were $564 million and $25 million, respectively. Lazydays expects fiscal 2017 Adjusted EBITDA to be between $28 million and $30 million. At the conclusion of the transaction, Lazydays will become a wholly-owned subsidiary of the publicly-listed company on the NASDAQ stock exchange.

In connection with the foregoing and concurrently with the merger agreement, Andina has entered into a series of definitive financing agreements with institutional investors for the sale of $88.5 million of convertible preferred stock, common stock, and warrants (the “Private Placement”) to be consummated simultaneously with the closing. In addition, Lazydays expects to refinance its existing term debt with a new $20 million facility prior to or simultaneous with closing.

Lazydays operates the world’s largest recreational vehicle (“RV”) dealership located on 126 acres outside Tampa, FL and also has regional dealerships in Tucson, AZ and Loveland, Denver and Longmont, CO. Lazydays has the largest selection of RV brands in the nation featuring more than 2,500 new and pre-owned RVs. The Company has over 300 service bays and has RV parts and accessories stores at all locations. Lazydays also has RV rental fleets in all three markets and two on-site campgrounds with over 700 RV campsites. The Company welcomes over 500,000 visitors to their dealership locations annually, and employs over 700 people at its five facilities.

Upon consummation of the transaction, Lazydays’ Chairman and CEO William P. Murnane will continue in his leadership role as Executive Chairman and CEO of the combined company. Lorne Weil, a key investor in Andina and former Chairman and CEO of Scientific Games Corp., will become Vice Chairman and join the board of directors of the combined company.

Founder and Chairman of Andina Acquisition Corp II., Luke Weil, commented, “We are excited to have the opportunity to invest alongside Bill Murnane and his team at Lazydays as they strategically deploy capital to accelerate the company’s growth,” Mr. Weil continued, “We look forward to the company broadening its product and service portfolio, as well as increasing its geographic reach as it makes opportunistic acquisitions of dealerships across the U.S.”

William Murnane stated, “We are thrilled to announce this transaction. The merger gives us the ability to rapidly become a public company and further enhance our growth trajectory, without the time consuming distractions of a traditional public offering. The financings we have entered into give us the balance sheet flexibility and liquidity to continue our strategy of organic sales growth and geographic expansion. We thank Wayzata Investment Partners for its years of investment and stewardship. We look forward to a strong future and our continued leadership as the premier recreational vehicle dealer in the United States.”

The proposed transaction has been unanimously approved by the Boards of Directors of both Andina and Lazydays, and is expected to close in the first quarter of 2018, subject to approval by Andina’s shareholders and other customary closing conditions. Upon consummation of the transactions, the combined company will be renamed Lazydays Holdings, Inc. and will trade on NASDAQ under the new ticker LAZY.

For additional information on the transaction, see Andina’s Current Report on Form 8-K, which will be filed promptly and which can be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).

Craig-Hallum Capital Group acted as exclusive placement agent for the Private Placement transactions and Craig-Hallum Capital Group and EarlyBirdCapital, Inc. acted as M&A Advisors to Andina. Graubard Miller acted as legal counsel to Andina. Stroock Stroock & Lavan LLP acted as legal counsel to Lazydays.

Investor Conference Call Information

Andina will host an investor conference call to discuss the business combination on Wednesday, November 1, 11:00 AM.

Interested parties may listen to the call via telephone by dialing 1-866-376-8058, or for international callers, 1-412-542-4131. Participants should ask to be joined into the Andina Acquisition Corp. II conference call. A telephone replay will be available shortly after the call and can be accessed by dialing 1-877-344-7529 (confirmation code: 10114052), or for international callers, 1-412-317-0088 (confirmation code: 10114052).

An investor presentation will be made available at www.andinaacquisition.com prior to the call.

About Andina Acquisition Corp. II

Andina Acquisition Corp. II is a blank check company formed for the purpose of effecting a merger or other business combination with a target company. Andina Acquisition Corp II. was founded by Luke Weil and raised $40 million on November 24, 2015 in its Initial Public Offering. The company is the team’s second publicly-traded investment vehicle. The first, Andina Acquisition Corporation, merged with Tecnoglass, Inc. (NASDAQ: TGLS), a leading manufacturer of hi-spec architectural glass and windows for commercial and residential construction markets headquartered in Barranquilla, Colombia.

Additional information can be found at www.andinaacquisition.com.

About Lazydays R.V. Center Inc.

Founded in 1976, Lazydays RV® has built its reputation on providing an outstanding customer experience with exceptional service and product expertise. More than a half-million RVers and their families visit Lazydays every year, making it their “home away from home.” Lazydays has been recognized as a “Top 50 RV Dealer” by RVBusiness and as one of Tampa Bay’s “Top Work Places.” The Lazydays Employee Foundation, supported by payroll contributions from more than 65% of Lazydays’ employees, has contributed more than $1.7 million to make many historic changes for at-risk children in the Tampa Bay, Tucson and Colorado communities.

For most people, Lazydays RV isn’t just the beginning of their journey; it’s very much a part of their ride. To learn more, visit www.lazydays.com.

About Wayzata Investment Partners

Based in Wayzata, Minnesota, Wayzata Investment Partners LLC is an SEC registered investment advisor to private investment funds.

IMPORTANT INFORMATION FOR STOCKHOLDERS

In connection with the proposed transaction, Andina and its wholly owned subsidiary intend to file with the SEC a definitive proxy statement. The definitive proxy statement for Andina (if and when available) will be mailed to shareholders of Andina. ANDINA SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Andina shareholders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Andina and Lazydays, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Andina will be available free of charge by contacting Andina using the contact information below.

PARTICIPANTS IN SOLICITATION

Andina and its directors, executive officers and other members of its management and employees as well as EarlyBirdCapital may be deemed to be participants in the solicitation of proxies from Andina’s shareholders in connection with the transaction. Shareholders are urged to carefully read the proxy statement regarding the transaction when it becomes available, because it will contain important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Andina’s shareholders in connection with the transaction will be set forth in the proxy statement when it is filed with the SEC. Information about Andina’s executive officers and directors will be set forth in the proxy statement relating to the transaction when it becomes available. You can obtain free copies of these and other documents containing relevant information at the SEC’s web site at www.sec.gov or by directing a request to the address or phone number set forth below.

Safe Harbor Language

This press release includes certain forward-looking statements, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Andina’s and Lazydays’ managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Andina’s business. These risks, uncertainties and contingencies include, among others: business conditions; changing interpretations of GAAP; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Lazydays is engaged; fluctuations in customer demand; management of growth; intensity of competition from other providers of gaming technology; general economic conditions; geopolitical events and regulatory changes; fluctuations in currency exchange rates; the possibility that the transaction does not close, including due to the failure to receive required security holder approvals or regulatory approvals or the failure of other closing conditions; and other factors set forth in Andina’s past or future filings with the Securities and Exchange Commission (“SEC”), including the proxy statement expected to be filed in connection with the proposed transaction. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Lazydays’ financial results are unaudited and do not conform to SEC Regulation S-X. Additionally, it contains a non-GAAP financial measure (Adjusted EBITDA) and as a result such information will be presented differently in Andina’s proxy statement relating to the proposed transaction and may fluctuate materially depending on many factors. Accordingly, Lazydays’ financial results in any particular period may not be indicative of future results. Neither Andina nor Lazydays is under any obligation to, and expressly disclaims any obligation to, update or alter any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. Andina’s filings with the SEC can be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No portion of Andina’s or Lazydays’ websites is incorporated by reference into or otherwise deemed to be a part of this news release.

Contact:

For Andina: Eric Carrera (SVP, Andina): +1 646 565 6943